EXHIBIT 10.3

CERTIFICATE OF OBLIGATION

US $ . 265.000.000,00.-

BB.43003/B/30008959939.

Commercial Invest

Pointed Code Transaction

---

M R . S O E K A R [illegible]

I N D O N E S I A 553000[illegible]3993[illegible].BF.20000[illegible]77

CODE : 9967277[illegible].00I 045

---

BFT . 430008959933.BF.400089699

Credit Suisse Bank

ISSUED TO SWORDFISH FINANCIAL, INC.
via DEED OF ASSIGNMENT

EXHIBIT 10.3

Certificate of Obligation

US $ 265.000.000,00.-

IFC / 320007849944.BD.3.77500089599

SUISSE MORTGAGE CORPORATION

---

MR , SOEKARNO

INDONESIA - 452999783883.BF.20000892992

Trust ;

CD . 4530008969933.

OBL. 3200089599673453.

CFT . D 9967477220003.Invest

756400089599/Obligation

RCF.30008969955.F.2.00784884

EXHIBIT 10.3

SKA INTERNATIONAL

# OBLIGATION
# CERTIFICATE OF DEPOSIT
# CREDIT SUISSE BANK

Schwezerische Kredittanstalt
Credit Suisse
Creditto Seizzero
Swiss Credit Bank

B.T. 786.C.F.17
B.S. 786609.L.S.81

**Certificate of Deposit**
**Credit Suisse**

Certificate No. 4809 .B. 0982
Transaction , December, 15th, 1961
Date CFT BANK. 432 .A. 486609

Based on the decision International Certificate of Deposit N.C.B.- 67004.S.C
2786009.B.N.781/Suisse - CFT - FT - 60982.B.L.34801
Credit Suisse Bank - BG - 532007868811/BD/0008979922/C/07858-BFC
Basle Tullingen - 5439965/00001/B/0675/002/F/0067-89740-356303
Commercial International Invest Deposit Transaction MHN/6700050

Certificate of Guarantee
The Governor C.F.C.BANK No. 32660902 .N. 3148
International of Monetary Fund No. 432-970030109.B.S.2098098
Credit Suisse Bank Transaction - BGT / 432997868874 / CFT / 231040
Finance of Central Commercial Bank No. 65400897994
Finance of Ministry - Suisse Government No. 65400897911
Credit Suisse Bank BGT Certificate - BGT / 654008979922/CFT/6545
Monetary Control Bank / CFSD - 32008979959911110674
Suisse Mortgage Corporation - 43299786883/BGT/00897995/S.932786

**Statement Transaction**

Certificate Holder : MR. SOEKARNO
ANA - 486 - A - 986602
A. 0001 .A. 986602
Identic Code : 2789 .CB.860986
N.S 78609.1278

**US $ 265.000.000.**

Deposit International Invest Trust Transaction
Ley No.614.A.SUISSE
Art.II-Law-41-Suisse Government

BVF/64300079699111-Credit Suisse Bank - 543008979955/CFD/64300089799
Commercial International Invest Bank
CSFD / No. 2709 .S. 93278
C.R - 7600034 - III
SCHWEIZERISCHE KREDITANSTALT - SUISSE

Secretary of DST Trust
Commercial Invest Bank

ROBERT STRUYER
( C.P. 98.S.B. 009827 )

The Governor Bank
Credit Suisse

A. MAYER
Secretary of D.C.T. Bank
( C.B.74160327 )

SKA INTERNATIONAL

CREDITSUISSEBANK

EXHIBIT 10.3

SKA INTERNATIONAL

SKA INTERNATIONAL

# OBLIGATION

## COMMERCIAL INVEST BANK TRANSACTION
## CREDIT SUISSE BANK

CFR/30078688100564/BG/0078688 FCT/64118609

INTERNATIONAL INVEST TRUST TRANSACTION
A.C./78609 .C.B. 27098

DEPOSIT CFT / 321997868833 - Invest Transaction
Commercial Deposit CFT 64300089799555 / Trust
Finance of Corporation Bank - 54008979911 / Trust
Finance of Invest Corporation - 543007868 / Trust

Comptroller of the Currency
Statement Protective Bank No. 75400899911/BF
Guarantee of Statement Profit No 341 .B. 9327

GUARANTEE BANK

ACCOUNT CFT OWNERSHIP No. 80. 7. 098. 80. 1. 48. 4. 00
CONTROL CODE ACCOUNT
BCA-320098 .A. 4166098
DESPENSATION OF GUARANTEE
CERTIFICATE
No. 2709.A.416609

B.T II / CS - P/ The Last Holder Code / Suporting
B.G IV / CS - F/ Certificate CDG / Family / Heritance
B.S VII / CS - C/ Identic Code H...
B.S. XI / CS - / Statement Invest and Secret Code
G.H IV / CS - A/ Control Bank Transaction / Carbon CP

CFT / 609 .A. 460278 / C/F/7802
Commercial Invest Transaction
( BG/453008979911/N/0078680 )

Credit Suisse Bank BN / 6787114.C.F.809
Commercial Invest Bank / 2780098.N.S.278

Commercial Invest Legalized Transaction - Credit Suisse Bank

A.986.S.C.38/BOGOR 416

CREDIT SUISSE TREASURY TRANSACTION

ROSTER HANFERD
Comptroller Currency
( 6098.B.980927.II.S.98 )

Commercial Invest Transaction Bank
Monetary Control Bank
Credit Suisse Bank BNT
R.B.4602398.A.921148
CREDIT SUISSE BANK
A.B.98098278
N.T.47800987.C.F.809
B.2309.C.M.383278

CREDIT SUISSE

D.S. STRUST-KELL
Hans - RIB - 98098
SECURITY CONTROL

KREDIT SUISSE BANK
NOTARY BANQUE

SKA INTERNATIONAL

SKA INTERNATIONAL

ISSUED TO SWORDFISH FINANCIAL, INC
via DEED OF ASSIGNMENT

EXHIBIT 10.3

SKA INTERNATIONAL

# OBLIGATION
# CERTIFICATE OF DEPOSIT
# CREDIT SUISSE BANK

Schwezerische Kredittanstalt
Credit Suisse
Creditto Seizzero
Swiss Credit Bank

B.T. 786.C.F.7
B.S. 78609.L.B.81

**Certificate of Deposit**
**Credit Suisse**

Certificate No. 4809 .B. 0982
Transaction , December, 15th, 1961
Date CFT BANK, 432 .A. 486609

Based on the decision International Certificate of Deposit N.G.B.- 67004.S.C
2786009.B.N.781/Suisse - CFT - FT - 60982.B.L.34801
Credit Suisse Bank - BG - 532007868811/BD/000897992 2/C/07858-BFC
Basle Tullingen - 5439965/00001/B/0675/002/F/0067-89740-356303
Commercial International Invest Deposit Transaction MHN/6500050

Certificate of Guarantee
The Governor C.F.C.BANK No. 32660902 .N. 3148
International of Monetary Fund No. 4329970030109.B.S.2098098
Credit Suisse Bank Transaction - BGT / 43299786844 / CFT / 831040
Finance of Central Commercial Bank No. 65400897994
Finance of Ministry - Suisse Government No. 65400897011
Credit Suisse Bank BGT Certificate - BGT / 65400897992 2/CFT/6545
Monetary Control Bank / CFSD - 3200897995991110674
Suisse Mortgage Corporation - 43297786883/BGT/00897995/S.932786

**Statement Transaction**

Certificate Holder : MR. SOEKARNO
INA - 486 - A - 986602
A. 0001 .A. 986602
Identic Code : 2789 / .B.B.860986
N.S 78609 .278

**US $ 265.000.000.**

Deposit International Invest Trust Transaction
Lex No.614.A.SUISSE
Art.II-Law-41-Suisse Government

BVF/64300079699 11/Credit Suisse Bank - 543008979955/CFD/64300089799
Commercial International Invest Bank
CSFD / No. 2709 .S. 93278
C.R - 7600034 - III
SCHWEIZERISCHE KREDITANSTALT - SUISSE

Secretary of DST Trust
Commercial Invest Bank
ROBERT STRUVER
( C.P. 98.S.B. 009827 )

The Governor Bank
Credit Suisse
A. MAYER
Secretary of D.C.T. Bank
( C.B.74160327 )

SKA INTERNATIONAL

CREDITSUISSEBANK

ISSUED TO SWORDFISH FINANCIAL, INC.
via DEED OF ASSIGNMENT

EXHIBIT 10.3

SKA INTERNATIONAL

SKA INTERNATIONAL

# OBLIGATION

## COMMERCIAL INVEST BANK TRANSACTION
## CREDIT SUISSE BANK

CFR/30078688100564/BG/0078688

FGI/64118609

INTERNATIONAL INVEST TRUST TRANSACTION
A.C./78609 .C.B. 27098

DEPOSIT CFT / 321997868833 - Invest Transaction
Commercial Deposit CFT 64300089799555 / Trust
Finance of Corporation Bank - 54008979911 / Trust
Finance of Invest Corporation - 543007868 / Trust

Comptroller of the Currency
Statement Protective Bank No. 754008979911/BP
Guarantee of Statement Profit No.341 .B. 9327

GUARANTEE BANK

ACCOUNT CFT OWNERSHIP No. 00. 7. 098 / 001. 48. 4. 00
CONTROL CODE ACCOUNT
BCA-327098 .A. 4166098
DESPENSATION OF GUARANTEE
CERTIFICATE
No. 2709.A.4166609

B.T II / CS - P/ The Last Holder Order Suporting
B.G IV / CS - F/ Certificate CDG / Family / Heritance
B.S VII / CS - C/ Identic Code Holder
B.S. XI / CS - / Statement Invest and Secret Code
G.H IV / CS - A/ Control Bank Transaction / Carbon CP

CFT / 60 .A. 4660278 / C/F/7802
Commercial Invest Transaction
( BG 4540089799 11/N/0078680 )

Credit Suisse Bank BN / 6787114.C.F.809
Commercial Invest Bank / 2780098.N.S.278

Commercial Invest Legalized Transaction - Credit Suisse Bank

A.986.S.C.38/BOGOR 416

ROGER MANFERD
Comptroller Currency
( 092.B.980927.II.S.98 )

Commercial Invest Transaction Bank
Monetary Control Bank
Credit Suisse Bank BNT
R.B. 46023098.S.D.148
CREDIT SUISSE BANK
NO 98098278
N.T. 27800987.C.F.809
B.2309 C.M.383278

D.S. STRUST KELL
Hans / RIB - 98098
SECURITY CONTROL

SKA INTERNATIONAL

SKA INTERNATIONAL

ISSUED TO SWORDFISH FINANCIAL, INC. via DEED OF ASSIGNMENT

EXHIBIT 10.3

SKA INTERNATIONAL

# OBLIGATION
# CERTIFICATE OF DEPOSIT
# CREDIT SUISSE BANK

Schwezerische Kredittanstalt
Credit Susse
Creditto Scizzero
Swiss Credit Bank

B.T. 786.C.F.27
B.S. 788409.L.S.M

**Certificate of Deposit**
**Credit Suisse**

Certificate No. 4809 .B. 0982
Transaction , December, 15th, 1961
Date CFT BANK, 432 .A. 486609

Based on the decision International Certificate of Deposit N.G.B.- 67004.S.C
2786009.B.N.781/Suisse - CFT - FT - 60982.B.L.34801
Credit Suisse Bank - BG - 532007868811/BD/0008979922/C07838-BFC
Basle Tullingen - 5439965/00001/B/0675/002/F/0067-89740-356303
Commercial International Invest Deposit Transaction MHN/6500050

Certificate of Guarantee
The Governor C.F.C.BANK No. 32660902 .N. 3141
International of Monetary Fund No. 4329970030109.B.S.2098098
Credit Suisse Bank Transaction - BGT / 43299786883 / CFT / 231040
Finance of Central Commercial Bank No. 65400897994
Finance of Ministry - Suisse Government No. 65400897911
Credit Suisse Bank BGT Certificate - BGT / 64008979922/CFT/6545
Monetary Control Bank / CFSD - 20089/995991/10674
Suisse Mortgage Corporation - 43299786883/BGT/60897995/S.932786

**Statement Transaction**

Certificate Holder : MR. SOEKARNO
INA - 486 - A - 986602
A. 0001 .A.986602
Identic Code : 2789 / C.B.860786
N.S 786098578

# US $ 265.000.000.

Deposit International Invest Trust Transaction
Leg/No.614.A.SUISSE
Art/II Law-41-Suisse Government

BVF/64300079699 -Credit Suisse Bank - 543008979955/CFD/64300089799
Commercial International Invest Bank
CSFD / No. 2709 .S. 93278
C.R - 7600034 - III
SCHWEIZERISCHE KREDITANSTALT - SUISSE

Secretary of DST Trust
Commercial Invest Bank
ROBERT STRUVER
( C.P. 98.S.B. 009827 )

The Governor Bank
Credit Suisse
A. MAYER
Secretary of D.C.T. Bank
( C.B. 74160327 )

CREDITSUISSEBANK

SKA INTERNATIONAL

ISSUED TO SWORDFISH FINANCIAL, INC.
via DEED OF ASSIGNMENT

EXHIBIT 10.3

SKA INTERNATIONAL

SKA INTERNATIONAL

# OBLIGATION

## COMMERCIAL INVEST BANK TRANSACTION
## CREDIT SUISSE BANK

CFR/30078688100564/BG/0078688 FCT/64118609

INTERNATIONAL INVEST TRUST TRANSACTION
A.C./78609 .C.B. 27098

DEPOSIT CFT / 321997868833 - Invest Transaction
Commercial Deposit CFT 64300089799555 / Trust
Finance of Corporation Bank - 54008979911 / Trust
Finance of Invest Corporation - 543007868 / Trust

Comptroller of the Currency
Statement Protective Bank No. 754008[illegible]9911/BF
Guarantee of Statement Profit No.341 B. 9327

GUARANTEE BANK

ACCOUNT CFT OWNERSHIP No. 00. 7. 098. 00. 1. 48. 4. 00
CONTROL CODE ACCOUNT
BCA-3[illegible]7098 .A. 4166098
DESPENSATION OF GUARANTEE
CERTIFICATE
No. 2709.A.416609

B.T II / CS - P/ The Last Holder Code / Supporting
B.G IV / CS - F/ Certificate CDG / Family / Heritage
B.S VII / CS - C/ Identic Code Holder
B.S. XI / CS - / Statement Invest and Secret Code
G.H IV / CS - A/ Control Bank Transaction / Carbon CP

CFT / 609 .A. 4[illegible]60278 / C/F/7802
Commercial Invest Transaction
( BG/453008979911/N/0078680 )

Credit Suisse Bank BN / 6787114.C.F.809
Commercial Invest Bank / 2780098.N.S.278

Commercial Invest Legalized Transaction - Credit Suisse Bank

A.986.S.C.38/BOGOR416

ROTTER MANFERD
Comptroller Currency
(3092.B.980927.II.S.98 )

Commercial Invest Transaction Bank
Monetary Control Bank
Credit Suisse Bank BNT
R.B. 4602398.A.62[illegible]48
CREDIT SUISSE BANK
U.D 98098278
N.T. 27800987.C.F.809
B.2309.C.M.383278

D.S. STRUST KELL
Hans - RIB - 98098
SECURITY CONTROL

CREDIT SUISSE

NOTARY BANQUE

SKA INTERNATIONAL

SKA INTERNATIONAL